                                                                  April 24, 1998

                             The Emerging Markets
                               Income Fund Inc

To Our Shareholders:

We are pleased to provide this semi-annual report for The Emerging Markets Income Fund Inc (the "Fund") for the six months ended February 27, 1998. Included are market commentary, a statement of the Fund's investments as of February 27, 1998, and financial statements for the six-month period ended February 27, 1998.

The net asset value of the Fund decreased from $21.89 per share on August 31, 1997 to $17.12 per share on February 27, 1998. Dividends totaling $4.4125 per share were declared during this period. This total represents $1.2065, $1.245 and $1.961 per share from net investment income, realized net short-term capital gains and realized net long-term capital gains, respectively. Assuming the reinvestment of these dividends in additional shares of the Fund, the net asset value return for the six months ended February 27, 1998 was -0.33%. During the same period, the Salomon Brothers Brady Bond Index returned 4.03%.

On February 27, 1998, the Fund, as a percentage of total investments, was 99.8% invested in securities of emerging market issuers, including obligations of sovereign governments and companies. The balance of the Fund's assets were invested in short-term investments.

Emerging Markets Debt Securities

The emerging debt markets, despite the Asian crisis in October, rallied during the six months ended February 27, 1998.

There has been significant volatility in the market due to the instability in other markets around the world, most notably in the Asian stock and currency markets. The stripped spread on the J. P. Morgan Emerging Markets Bond Index reached a peak of 334 basis points over US Treasuries just prior to the sell-off on October 22nd, and ended the month with a spread of 606 basis points. While the spread widening and bond market decline was meaningful, it fails to capture the volatility experienced in the market over the final nine days of October when the spread on the J. P. Morgan Index gyrated between the mid-400 basis point range and the low-800 basis point range.

When the crisis started to take shape, we reduced the Fund's exposure to the market in anticipation of increased volatility. Towards the end of the month of October and into November, most of the Asian countries began to take steps to combat the weakness in their currencies: Korea exchanged over US$20 billion in maturing short term debt for longer term bonds and subscribed to an International Monetary Fund ("IMF") reform package; Thailand and Malaysia began to implement many IMF reforms; and China reaffirmed its commitment to maintaining Hong Kong's US dollar currency peg. While we believed, at that point, that the market risks in Asia had not disappeared, we began to become more confident in global emerging market bond prospects and began to increase our exposure to the market. Our increased exposure was concentrated in those countries that had
                                                                          Page 1

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solid fundamentals and that were not excessively reliant on the international capital markets that were sold off in sympathy with Asia. Mexico and Venezuela were two such countries. Additionally, we continued to focus our investing in the US dollar debt sector of the market, as opposed to the local currency markets. In this volatile environment, a better risk/reward profile was afforded via external debt relative value trading, rather than outright foreign exchange exposure.

Latin America

Brady Bond exchanges in three Latin American countries dominated the market's focus. More than US$8 billion of outstanding Bradys were retired in exchange for nearly US$7 billion in global bonds. Investors tendered collateralized Brady bonds to each country in return for uncollateralized global bonds. The Brady market, which provided a resolution to the 1980's debt crisis in Latin America and several non-Latin countries, has become less necessary in today's marketplace. The former default countries have greatly improved their creditworthiness.

Argentina The Argentine cabinet approved a tax reform package that reduces the value-added tax ("VAT") to 10.5% from 21% for basic food items, and raises the top corporate tax rate to 35% from 33%. Additional features include: an extension of the VAT to advertising, cable TV and private health; a 10% cut in employers' social security contributions; a tax on companies issuing private bonds; and higher beverage and tobacco taxes. The IMF issued mixed comments on Argentina, praising the country for having successfully withstood the Asian storm but expressing concerns on the deteriorating external position. The IMF urged Argentina to further diversify its export base instead of relying on its import tariffs.

Brazil Brazilian policy maker's Asian crisis management capabilities were impressive as Brazil took several steps to defend its currency, the real, from attack. First, they doubled interest rates, draining liquidity from the system, and second President Cardoso proposed, and then passed, a series of fiscal measures designed to lend credibility to Brazil's monetary policy and improve the current account deficit. These steps were implemented over a very short time frame and despite significant political consequences. Finally, Brazil made significant advances on the structural reform agenda, including pushing forward with their privatization plan. While the crisis in Asia leaves prospects for another year of significant economic growth in doubt, they remove uncertainty surrounding the political commitment to stabilization and reform.

Colombia The Clinton administration released the list of countries that it does not consider to be partners in its fight against drugs. Although the Colombian government was not, in essence, "certified", economic sanctions were lifted (via a "national interest waiver"), to allow for continued cooperation between the U.S. and Colombian governments.

Ecuador Despite Ecuador's relative outperformance in November, the country continues to be unimpressive in its ability to institute reform measures. Specifically, the government delayed the auction of a 35% stake in state-owned telephone company EMETEL.

Mexico Mexico's executive branch submitted a 1998 budget proposal to Congress calling for no tax cuts and a fiscal deficit equivalent to 1.25% of GDP. Subsequently, opposition legislators stated that they will push for tax cuts and increases in public spending, while at the same time maintaining the fiscal deficit at or below 1.5% of GDP. In addition, open unemployment figures were released, showing a jobless rate of 3.6% in January -- the rate for December was 2.8%.

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Panama  Panama retired US$600 million of outstanding Brady debt and simultaneously issued a 30-year global bond. It also sold US$100 million of the global bond for cash. The exchange allowed Panama to improve its debt structure and offer investors a long duration pure sovereign risk security. The exchange also enabled the country to realize some savings.

Peru S&P gave Peru a BB rating on its long-term foreign currency deposits with a stable outlook. The agency views the rating as supported by successful structural reforms implemented over the past seven years as well as cautious fiscal management. Shortly after the issuance of S&P's rating, Moody's updated the outlook for Peru from stable to positive, citing conservative fiscal and monetary policies and widespread structural reforms as evidence for improved growth prospects.

Venezuela Venezuela is less reliant upon the international capital markets than the majority of Latin American countries due in large part to its enormous oil reserves. The country enjoys a current account surplus of 7% of GDP and the government has no need to resort to external financing in 1998. As a result, it was our contention that Venezuela would be somewhat insulated from the market volatility that was expected to exist going forward. Additionally with regard to Venezuela, Congress approved the privatization plan of the aluminum sector, which the government hopes will bring in US$2 billion from the sale of a 70% stake in four aluminum companies. In the face of slumping oil prices, privatization proceeds will be the saving grace for the government's finances for 1998.

Eastern Europe

Bulgaria Moody's upgraded Bulgaria's foreign currency rating to B2 from B3, citing improved credit risk with the election of a reform-oriented government and establishment of a credit board. Additionally, the IMF approved the fourth tranche of a $510 million standby loan. The upgrade puts Bulgaria on par with Peru and one notch below Brazil and Ecuador.

Russia Following the Asian crisis, Russia was one of the most scrutinized and volatile credits as its currency, the ruble, is pegged to the US dollar and investors feared it would be forced to devalue. In addition, the deterioration of Russia's fiscal accounts as a result of the capital flight and a deterioration in the price of oil which is a major export, caused S&P to lower its outlook for Russia's long-term foreign debt to negative from stable, while maintaining the rating at BB-. On a positive note, negotiations between the Russian government and the IMF are continuing with regard to the release of the next tranche of its Extended Fund Facility loan which began in 1996 to help Russia face problems surrounding its implementation of reforms.

Annual Shareholders and Special Meetings

The Fund held a special meeting on October 14, 1997 and its annual shareholders meeting on January 15, 1998. At the October 14th meeting, shareholders approved a new investment advisory agreement between Value Advisors LLC ("Value Advisors") and the Fund. The new agreement took effect upon the closing of the sale of Value Advisors by Oppenheimer Group Inc. to PIMCO Advisors L.P., which occurred on November 4, 1997. At the annual shareholders meeting on January 15, 1998, shareholders approved a new management agreement between Salomon Brothers Asset Management ("SBAM") and the Fund, elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund. Approval of the agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of SBAM, with Smith Barney Holdings Inc., a subsidiary of Travelers Group Inc. ("Travelers"), which occurred on November 28, 1997.

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Travelers is now the ultimate parent company of SBAM. The following table provides information concerning the matters voted on at the meetings:

October 14, 1997
1. Approval of a new investment advisory agreement between Value Advisors and the Fund.
         Votes For      Votes Against       Votes Abstained       Unvoted
         ---------      ------------        --------------        --------
         2,341,170         103,800              76,250                1

January 15, 1998
1. Approval of a new management agreement between SBAM and the Fund.
         Votes For      Votes Against       Votes Abstained       Unvoted
         ---------      ------------        --------------        --------
         3,092,543          39,744              54,343                1

2. Election of directors.
         Nominees             Votes For     Votes Withheld
         ---------            ---------     --------------
      Jeswald W. Salacuse     3,137,074         49,556
      Dr. Riordan Roett       3,143,580         43,051
      William D. Cvengros     3,143,580         43,051

3. Ratification of Price Waterhouse LLP as the independent accountants of the Fund.
         Votes For      Votes Against       Votes Abstained       Unvoted
         ---------      ------------        --------------        --------
         3,125,569          26,532              34,527                3

                                    * * *

We thank you for your ongoing interest and confidence in the Fund. In a continuing effort to provide timely information concerning the Fund, shareholders may call 1-888-777-0102 (a toll-free number), Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Emerging Markets Income Fund stock account, or for information regarding the Fund's Dividend Reinvestment Plan, please call American Stock Transfer &Trust Company at 1-800-937-5449. If you are calling from within New York City, please call 1-718-921-8200.

                                  Cordially,

    /s/ Heath B. McLendon                           /s/ William D. Cvengros
    Heath B. McLendon                               William D. Cvengros
    Co-Chairman of the Board                        Co-Chairman of the Board

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

Statement of Investments February 27, 1998 (unaudited)

BONDS -- 86.3%
-----------------------------------------------------------------------------------------------------------
    Principal
     Amount                                                                                  Value
    000's(a)                                                                               (Note 2a)
-----------------------------------------------------------------------------------------------------------
               ARGENTINA - 6.7%
 Peso   500    Republic of Argentina, Global Bond, 11.75%, 2/12/07##................     $   532,772
      3,000    Republic of Argentina, Global Bond, 9.75%, 9/19/27...................       2,990,625
        950+   Republic of Argentina, Par Bond, Series L, 5.50%, 3/31/23*...........         720,813
                                                                                         -----------
               TOTAL ARGENTINA......................................................       4,244,210
                                                                                         -----------
               BRAZIL - 19.8%
      1,000    Companhia Energetica De Sao Paul, 9.125%, 6/26/07*...................         973,750
      8,085+   Federal Republic of Brazil, Capitalization (C) Bond, 8.00%, 4/15/14(b)      6,569,086
      2,940    Federal Republic of Brazil, EI Bond, Series L, 6.6875%, 4/15/06*.....       2,583,525
      3,000+   Federal Republic of Brazil, NMB, Series L, 6.75%, 4/15/09*...........       2,465,625
                                                                                         -----------
               TOTAL BRAZIL.........................................................      12,591,986
                                                                                         -----------
               BULGARIA - 3.3%
      1,500    Republic of Bulgaria, FLIRB, Series A, 2.25%, 7/28/12*...............         963,750
      1,500+   Republic of Bulgaria, IAB, 6.5625%, 7/28/11*.........................       1,149,375
                                                                                         -----------
               TOTAL BULGARIA.......................................................       2,113,125
                                                                                         -----------
               COSTA RICA - 4.8%
      3,500+   Costa Rica, Principal Bond, Series A, 6.25%, 5/21/10.................       3,080,000
                                                                                         -----------
               CROATIA - 2.1%
      1,500    Republic of Croatia, FRN, Series A, 6.50%, 7/31/10*..................       1,329,375
                                                                                         -----------
               ECUADOR - 5.0%
      4,916+   Republic of Ecuador, PDI Bond, 6.625%, 2/27/15*(b)...................       3,155,606
                                                                                         -----------
               INDONESIA - 4.3%
      1,000+   APP International Finance Company B.V., 11.75%, 10/01/05.............         900,000
      1,000    Polysindo International Finance Company B.V., 11.375%, 6/15/06(c)....         660,000
      1,500    Tjiwi Kimia International Finance Company B.V., 10.00%, 8/01/04##(c).       1,170,000
                                                                                         -----------
               TOTAL INDONESIA......................................................       2,730,000
                                                                                         -----------
               MEXICO - 9.9%
      1,000+   Grupo Industrial Durango, 12.00%, 7/15/01............................       1,095,000
      1,000    Hylsa S.A. de C.V., 9.25%, 9/15/07...................................       1,012,500
        825    United Mexican States, Global Bond, 11.50%, 5/15/26
                 (including 4,750,000 rights).......................................       1,013,203
      3,750+   United Mexican States, Par Bond, Series B, 6.25%, 12/31/19
                 (including 3,750,000 rights).......................................       3,164,062
                                                                                         -----------
               TOTAL MEXICO.........................................................       6,284,765
                                                                                         -----------
                             See accompanying notes to financial statements.
                                                                                                 Page 5


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

Statement of Investments February 27, 1998 (continued) (unaudited)

BONDS (concluded)
-----------------------------------------------------------------------------------------------------------
    Principal
     Amount                                                                                  Value
    000's(a)                                                                               (Note 2a)
-----------------------------------------------------------------------------------------------------------
               PANAMA - 2.2%
      1,500+   Republic of Panama, IRB, 3.75%, 7/17/14*.............................     $ 1,173,750
        261    Republic of Panama, PDI Bond, 6.5625%, 7/17/16*(b)...................         215,739
                                                                                         -----------
               TOTAL PANAMA.........................................................       1,389,489
                                                                                         -----------
               PERU - 6.3%
      6,000+   Republic of Peru, PDI Bond, 4.00%, 3/07/17*..........................       4,016,250
                                                                                         -----------
               PHILIPPINES - 2.6%
      1,735+   Republic of the Philippines, 8.75%, 10/07/16##.......................       1,652,587
                                                                                         -----------
               POLAND - 5.2%
      3,750+   Republic of Poland, PDI Bond, 4.00%, 10/27/14*.......................       3,337,500
                                                                                         -----------
               RUSSIA - 1.5%
      1,360    Russian Government, IAN, 6.71875%, 12/15/15*,##......................         934,352
                                                                                         -----------
               URUGUAY - 1.4%
        947+   Uruguay, DCB, Series B, 6.75%, 2/18/07*..............................         871,579
                                                                                         -----------
               VENEZUELA - 11.2%
      6,333+   Republic of Venezuela, FLIRB, Series A, 6.75%, 3/31/07*..............       5,664,379
      1,667    Republic of Venezuela, DCB, Series DL, 6.8125%, 12/18/07*............       1,490,628
                                                                                         -----------
               TOTAL VENEZUELA......................................................       7,155,007
                                                                                         -----------
               TOTAL BONDS (cost $48,183,967).......................................      54,885,831
                                                                                         -----------
LOAN PARTICIPATIONS++ -- 31.2%
------------------------------------------------------------------------------------------------------------------------------------
               The People's Democratic Republic of Algeria,
      2,000      Tranche A, 7.00%, 9/04/06* (Chase Manhattan Bank)..................       1,663,750
      4,000      Tranche 3, 6.65625%, 3/04/10* (Chase Manhattan Bank)...............       2,835,000
               Republic of Ivory Coast,
      3,000      1/01/01# (Morgan Stanley Emerging Markets, Inc.)...................       1,305,000
               Government of Jamaica,
        306      Tranche A, 6.40625%, 10/15/00* (Chase Manhattan Bank)..............         294,822
               Kingdom of Morocco,
      6,000+     Tranche A, 6.65625%, 1/01/09* (Morgan Guaranty Trust Company of New York) 5,267,028
Yen 138,682      Tranche A, 2.4175%, 1/01/09* (Goldman Sachs).......................         929,315
               Russia,
     12,750      Russian Government, Principal Loan, 6.71875%, 12/15/20(d)(e)
                 (Chase Manhattan Bank, Goldman Sachs, Morgan Guaranty
                 Trust Company of New York, ING Bank)...............................       7,592,944
                                                                                         -----------
               TOTAL LOAN PARTICIPATIONS (cost $18,066,122).........................      19,887,859
                                                                                         -----------
               TOTAL INVESTMENTS -- 117.5% (cost $66,250,089).......................      74,773,690
                                                                                         -----------
                              See accompanying notes to financial statements.

Page 6


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

Statement of Investments February 27, 1998 (concluded) (unaudited)

REPURCHASE AGREEMENT -- 0.3%
-----------------------------------------------------------------------------------------------------------
    Principal
     Amount                                                                                  Value
    000's(a)                                                                               (Note 2a)
-----------------------------------------------------------------------------------------------------------

        170    Merrill Lynch, 5.60%, cost $170,000, dated 2/27/98, $170,079 due
                 3/02/98, (collateralized by $170,000 U.S. Treasury Note, 5.875%,
                 due 2/28/99, valued at $175,525)...................................     $   170,000
                                                                                         -----------
               LIABILITIES IN EXCESS OF OTHER ASSETS - (17.8)%......................     (11,294,787)
                                                                                         -----------
               NET ASSETS - 100.0% (equivalent to $17.12 per share on
                 3,718,807 common shares outstanding)...............................     $63,648,903
                                                                                         ===========


FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT FEBRUARY 27, 1998:


              Contracts        In Exchange     Contracts at        Delivery        Unrealized
             to Deliver            For             Value             Date         Appreciation
           --------------     ------------    --------------       --------       ------------
Sale.......Yen 111,300,000    US $890,400      US $884,410         3/17/98          $5,990

-------------
   (a) Principal denominated in U.S. dollars unless otherwise indicated.
   (b) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
   (c) Securities valued at $1,830,000 as of February 27, 1998 were segregated to be available for the purchase of delayed delivery securities with a cost of $1,479,000.
   (d) Portion of income earned is capitalized as Russian Government Interest Arrears Note.
   (e) At February 27, 1998, a portion of the security has been purchased on a delayed delivery basis.
     * Rate shown reflects current rate on instrument with variable rates or step coupon rates.
     + All or a portion of the security is segregated as collateral pursuant to a loan agreement. See Note 5.
    ++ Participation interests were acquired through the financial institutions indicated parenthetically. See Note 6.
     # Non-income producing. Security is currently in default. Pursuant to Republic of Ivory Coast's Financing Plan,
       the defaulted loan has been scheduled for restructuring. The restructuring was completed and finalized on
       March 31, 1997 and the related bonds issued.
    ## Pursuant to Rule 144A of the Securities Act of 1933, this security can only be sold to qualified institutional investors.

   Abbreviations used in this statement:
   DCB      - Debt Conversion Bond.
   EI       - Eligible Interest.
   FLIRB    - Front Loaded Interest Reduction Bond.
   FRN      - Floating Rate Note.
   IAB      - Interest Arrears Bond.
   IAN      - Interest Arrears Note.
   IRB      - Interest Reduction Bond.
   NMB      - New Money Bond.
   PDI      - Past Due Interest.
   Peso     - Argentina Peso.
   Yen      - Japanese Yen.

                                  See accompanying notes to financial statements.

                                                                                                Page 7


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Statement of Assets and Liabilities February 27, 1998 (unaudited)


Assets
Investments, at value (cost-$66,250,089).............................................    $74,773,690
Repurchase agreements................................................................        170,000
Cash.................................................................................        170,417
Receivable for securities sold.......................................................      9,050,764
Interest receivable..................................................................      1,740,794
Net unrealized appreciation on forward foreign currency contracts....................          5,990
Prepaid expenses.....................................................................         14,103
                                                                                         -----------
      Total assets...................................................................     85,925,758
                                                                                         -----------
Liabilities
Loan payable (Note 5)................................................................     20,000,000
Payable for securities purchased.....................................................      1,670,206
Accrued interest expense on loan.....................................................        401,857
Accrued management fee (Note 3)......................................................         32,144
Accrued advisory fee (Note 3)........................................................         22,960
Other accrued expenses...............................................................        149,688
                                                                                         -----------
      Total liabilities..............................................................     22,276,855
                                                                                         -----------
Net Assets
Common Stock ($.001 par value, authorized
   100,000,000; 3,718,807 shares outstanding)........................................          3,719
Additional paid-in capital...........................................................     52,192,335
Undistributed net investment income..................................................      1,194,373
Accumulated net realized gain on investments.........................................      1,728,724
Net unrealized appreciation on investments and foreign currency translations.........      8,529,752
                                                                                         -----------
      Net assets.....................................................................    $63,648,903
                                                                                         ===========

Net Asset Value Per Share ($63,648,903 / 3,718,807 shares)...........................         $17.12
                                                                                              ======

                      See accompanying notes to financial statements.

Page 8


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Statement of Operations For the Six Months Ended February 27, 1998 (unaudited)


Net Investment Income

Income
Interest (includes discount accretion of $1,094,211).................................     $ 4,710,524

Expenses
Interest on loan.......................................................      $640,191
Management fee.........................................................       237,470
Advisory fee...........................................................       169,622
Custodian..............................................................        36,000
Audit and tax services.................................................        35,100
Legal..................................................................        29,700
Directors' fees and expenses...........................................        17,460
Printing...............................................................        15,300
Transfer agent expenses................................................        11,340
Listing fees...........................................................         8,019
Amortization of organization expenses..................................         5,106
Other..................................................................        10,648       1,215,956
                                                                             --------     -----------
Net investment income................................................................       3,494,568
                                                                                          -----------
Realized and Unrealized Gain on Investments
  and Foreign Currency Transactions
Net Realized Gain on:
  Investments........................................................................       2,049,801
  Foreign currency transactions......................................................          73,060
                                                                                          -----------
                                                                                            2,122,861
                                                                                          -----------
Net Change in Unrealized Appreciation/Depreciation on:
    Investments......................................................................      (6,818,994)
    Translation of foreign currency contracts and other assets and liabilities
        denominated in foreign currencies............................................           6,231
                                                                                          -----------
                                                                                           (6,812,763)
                                                                                          -----------
Net loss on investments and foreign currency transactions............................      (4,689,902)
                                                                                          -----------
Net Decrease in Net Assets from Operations...........................................     $(1,195,334)
                                                                                          ===========

                 See accompanying notes to financial statements.

                                                                                                    Page 9


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Statement of Changes in Net Assets


                                                                                    For the
                                                                              Six Months Ended        For the
                                                                             February 27, 1998     Year Ended
                                                                                (unaudited)      August 31, 1997
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income.............................................                $ 3,494,568        $ 7,364,624
Net realized gain on investments and foreign currency transactions                  2,122,861         11,552,092
Net change in unrealized appreciation/depreciation................                 (6,812,763)         5,995,684
                                                                                  -----------        -----------
Net increase (decrease) in net assets from operations.............                 (1,195,334)        24,912,400
                                                                                  -----------        -----------
Dividends and Distributions to Shareholders
From net investment income........................................                 (4,237,390)        (7,682,793)
From net realized capital gains...................................                (11,259,902)        (3,705,301)
                                                                                  -----------        -----------
Total dividends and distributions to shareholders.................                (15,497,292)       (11,388,094)
                                                                                  -----------        -----------
Capital Share Transactions
Value of shares issued in reinvestment of dividends
  (206,673 shares issued).........................................                  3,467,957             --
                                                                                  -----------        -----------
Total increase (decrease) in net assets...........................                (13,224,669)        13,524,306
                                                                                  -----------        -----------
Net Assets
Beginning of period...............................................                 76,873,572         63,349,266
                                                                                  -----------        -----------
End of period (includes undistributed net investment income of
    $1,194,373 and $1,937,195, respectively)......................                $63,648,903        $76,873,572
                                                                                  ===========        ===========


Statement of Cash Flows For the Six Months Ended February 27, 1998 (unaudited)


Cash Flows from Operating Activities:
Purchases of securities..............................................................                $(55,445,958)
Net sales of short-term investments..................................................                   7,124,000
Proceeds from sales of securities and principal paydowns.............................                  58,615,674
                                                                                                     ------------
                                                                                                       10,293,716
Net investment income................................................................                   3,494,568
Accretion of discount on investments.................................................                  (1,094,211)
Interest on payment-in-kind bonds....................................................                    (489,787)
Amortization of organization expenses................................................                       5,106
Net change in receivables/payables related to operations.............................                      (9,838)
                                                                                                     ------------
Net cash provided by operating activities............................................                  12,199,554
                                                                                                     ------------
Cash Flows from Financing Activities:
Value of shares issued in reinvestment of dividends..................................                   3,467,957
Dividends paid.......................................................................                 (15,497,292)
                                                                                                     ------------
Net cash used by financing activities................................................                 (12,029,335)
                                                                                                     ------------
Net increase in cash.................................................................                     170,219
Cash at beginning of period..........................................................                         198
                                                                                                     ------------
Cash at end of period................................................................                $    170,417
                                                                                                     ============

                 See accompanying notes to financial statements.

Page 10


T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Notes to Financial Statements (unaudited)

1.   Organization
     The Emerging Markets Income Fund Inc (the "Fund") was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging market countries. As a secondary objective, the Fund seeks capital appreciation.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (a) Securities valuation. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) Securities transactions and investment income. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Notes to Financial Statements (continued) (unaudited)

2.   Significant Accounting Policies (continued)

     However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (d) Federal income taxes. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (e) Organization expenses. Organization expenses amounting to $150,000 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five year period from commencement of operations.

     (f) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (g) Distribution of income and gains. The Fund declares and pays dividends to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (h) Forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked-to-market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

     (i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Notes to Financial Statements (continued) (unaudited)

2. Significant Accounting Policies (concluded) on cash receipts and cash payments is presented in the Statement of Cash Flows. For the six months ended February 27, 1998, the Fund paid interest expense of $664,444.

3.   Management and Advisory Fees and Other Transactions

     The Fund has entered into a management agreement with Salomon Brothers Asset Management Inc (the "Investment Manager"), an indirect wholly owned subsidiary of Travelers Group Inc. ("Travelers"). The Investment Manager is responsible for the day-to-day management of the Fund's investment portfolio as well as providing certain clerical services relating to the Fund's operations, maintenance of the Fund's records, preparation of reports and supervision of the Fund's arrangements with its custodian and transfer and dividend paying agent. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets. The agreement with the Investment Manager was most recently approved by shareholders at its annual shareholders meeting held on January 15, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc., which had been the ultimate parent company of the Investment Manager, with and into Smith Barney Holdings Inc., a subsidiary of Travelers, which occurred on November 28, 1997.

     The Fund has also entered into an investment advisory agreement with Value Advisors LLC (the "Investment Adviser") to provide financial, economic and political advice concerning emerging market countries and also, as appropriate, to be involved in aiding the process of emerging market country selection. The advisory fee for these services is payable monthly at an annual rate of 0.50% of the Fund's average weekly net assets. The agreement with the Investment Adviser was approved by shareholders at a special meeting held on October 14, 1997, and has been in effect since the closing of the sale of the Investment Adviser by Oppenheimer Group Inc. to PIMCO Advisors L.P., which occurred on November 4, 1997. The Investment Adviser was the transferee of the investment advisory responsibilities for the Fund which were previously provided by Advantage Advisers, Inc.

     At February 27, 1998, the Investment Manager owned 5,562 shares of the Fund. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

     The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board meeting attended.

4.   Portfolio Activity

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended February 27, 1998 aggregated $47,134,445 and $48,085,182, respectively. The federal income tax cost basis of the Fund's investments and repurchase agreements at February 27, 1998 was $66,582,073. Gross unrealized appreciation and depreciation amounted to $9,910,291 and $1,548,673, respectively, resulting in a net unrealized appreciation on investments of $8,361,618.

5.   Bank Loan

     The Fund has borrowed $20,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with Morgan Guaranty Trust Company of New York. The interest rate on the loan is equal to six month LIBOR plus 0.5% and the maturity date is May 6, 1998. The collateral for the

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Notes to Financial Statements (continued) (unaudited)

loan was valued at $41,927,199 on February 27, 1998 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the Loan Agreement, the Fund must maintain a level of collateral to debt of at least 200%.

6.   Loan Participations/Assignments

     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at February 27, 1998 was $19,887,859.

     In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

7. "When and If" Issued Bonds

     "When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

     For the year ended August 31, 1997, the Fund sold approximately $15.3 million of "when and if" issued Russian IAN bonds and recorded an unrealized gain of $497,188. Settlement of the transaction and recognition of the realized gain occurred on December 5, 1997, upon the successful closing of Russia's 1996 Financing Plan.

8.   Credit and Market Risk

     The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At February 27, 1998, the Fund has a concentration risk in sovereign debt of emerging market countries.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Notes to Financial Statements (concluded) (unaudited)

9.   Financial Instruments with Off-Balance Sheet Risk

     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of February 27, 1998, the Fund has an outstanding contract to sell 111,300,000 Japanese Yen for U.S. $890,400 for a scheduled settlement on March 17, 1998.

10.  Dividend Subsequent to February 27, 1998

     On March 2, 1998, the Board of Directors of the Fund declared a dividend of $.4125 per share, from net investment income, payable on March 31, 1998 to shareholders of record March 17, 1998.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Financial Highlights

Selected data per share of common stock outstanding throughout the period:


                                                   Six Months
                                                     Ended           Year           Year          Year           Year
                                                  February 27,      Ended          Ended         Ended          Ended
                                                      1998        August 31,     August 31,    August 31,     August 31,
                                                   (unaudited)      1997           1996          1995           1994
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...........       $21.89        $18.04        $13.38         $16.23         $17.96
                                                      ------        ------        ------         ------         ------
Net investment income..........................         0.98          2.10          2.24           1.95           1.37
Net realized gain (loss) and change in
   unrealized appreciation (depreciation) on
   securities and foreign currency translations        (1.33)         5.00          4.10          (2.22)         (0.79)
                                                      ------        ------        ------         ------         ------
Total from investment operations...............        (0.35)         7.10          6.34          (0.27)          0.58
                                                      ------        ------        ------         ------         ------
Dividends to shareholders from net
   investment income...........................        (1.21)        (2.19)        (1.65)         (1.37)         (1.50)
Dividends to shareholders from net
   realized capital gains......................        (3.21)        (1.06)        (0.03)         (0.49)         (0.81)
Distributions in excess of net realized
   capital gains...............................          --            --            --           (0.72)           --
                                                      ------        ------        ------         ------         ------
Total dividends and distributions to
   shareholders................................        (4.42)        (3.25)        (1.68)         (2.58)         (2.31)
                                                      ------        ------        ------         ------         ------
Offering costs on issuance of common stock.....          --            --            --             --             --
                                                      ------        ------        ------         ------         ------
Net increase (decrease) in net asset value.....        (4.77)         3.85          4.66          (2.85)         (1.73)
                                                      ------        ------        ------         ------         ------
Net asset value, end of period.................       $17.12        $21.89        $18.04         $13.38         $16.23
                                                      ======        ======        ======         ======         ======
Per share market value, end of period..........     $17.3125      $19.4375       $16.625         $13.00         $16.00
Total investment return based on market
   price per share (a).........................       12.60%        39.18%        42.46%         -1.76%         -1.33%
Ratios/Supplemental data:
   Net assets, end of period...................  $63,648,903   $76,873,572   $63,349,266    $46,993,103    $57,005,082
   Ratio of total expenses to
       average net assets......................        3.61%(b)      3.58%         4.41%          5.15%          3.31%
   Ratio of operating expenses to
       average net assets......................        1.71%(b)      1.70%         1.87%          2.00%          1.78%
   Ratio of interest expense to
       average net assets......................        1.90%(b)      1.88%         2.54%          3.15%          1.53%
   Ratio of net investment income to
       average net assets......................       10.39%(b)     10.44%        14.34%         14.45%          7.99%
   Portfolio turnover rate.....................       58.34%       112.45%        98.45%         79.70%         21.60%
   Bank loan outstanding, end of period........  $20,000,000   $20,000,000   $20,000,000    $20,000,000    $20,000,000
   Interest rate on bank loan, end of period...     6.34375%         6.50%      6.60156%        7.5625%        6.3125%
   Weighted average bank loan..................  $20,000,000   $20,000,000   $20,000,000    $20,000,000    $16,876,712
   Weighted average interest rate..............        6.40%         6.64%         6.96%          7.50%          5.40%

------------
(a) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(b) Annualized.

                              See accompanying notes to financial statements.

Page 16


T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Selected Quarterly Financial Information

Summary of quarterly results of operations (unaudited)


                                                                                Net Realized Gain
                                                                                (Loss) & Change in
                                                      Net Investment             Net Unrealized
                                                          Income           Appreciation (Depreciation)
                                                                   Per                        Per
Quarters Ended*                                     Total         Share        Total         Share
-----------------------------------------------------------------------------------------------------------------
February 28, 1994...........................        $1,146         $.33        $(1,723)      $ (.49)

May 31, 1994................................         1,197          .34         (6,897)       (1.97)

August 31, 1994.............................         1,189          .34          1,615          .46

November 30, 1994...........................         1,595          .46         (3,082)        (.88)

February 28, 1995...........................         1,599          .45         (9,960)       (2.83)

May 31, 1995................................         1,744          .49          5,054         1.44

August 31, 1995.............................         1,894          .55            205          .05

November 30, 1995...........................         1,859          .53          1,412          .40

February 29, 1996...........................         1,989          .57          5,477         1.56

May 31, 1996................................         2,070          .58          4,137         1.18

August 31, 1996.............................         1,933          .56          3,379          .96

November 30, 1996...........................         1,978          .56          8,841         2.52

February 28, 1997...........................         1,840          .53          3,833         1.09

May 31, 1997................................         1,803          .51            951         0.27

August 31, 1997.............................         1,744          .50          3,923         1.12

November 30, 1997...........................         1,668          .47         (5,181)       (1.47)

February 27, 1998...........................         1,827          .51            491          .14

*Totals expressed in thousands of dollars except per share amounts.

                             See accompanying notes to financial statements.

                                                                                                  Page 17


T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Directors
CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated
WILLIAM D. CVENGROS
      Co-Chairman of the Board;
      Chief Executive Officer,
      President and Member of the
      Board of Value Advisors LLC and
      Chief Executive Officer and
      President of PIMCO Advisors L.P.
LESLIE H. GELB
      President, The Council
      on Foreign Relations
HEATH B. MCLENDON
      Co-Chairman of the Board;
      Managing Director, Smith Barney Inc.
      President, Smith Barney Mutual Fund
      Management Inc.
      Chairman, Smith Barney Strategy Advisors Inc.
RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      John Hopkins University
JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

Officers
WILLIAM D. CVENGROS
      Co-Chairman of the Board
HEATH B. MCLENDON
      Co-Chairman of the Board
STEPHEN J. TREADWAY
      President
NEWTON SCHOTT
      Executive Vice President
PETER J. WILBY
      Executive Vice President
THOMAS K. FLANAGAN
      Executive Vice President
ALAN M. MANDEL
      Treasurer
NOEL B. DAUGHERTY
      Secretary
AMY W. YEUNG
      Assistant Treasurer

The Emerging Markets Income Fund Inc

      7 World Trade Center
      New York, New York  10048
      For information call (toll free)
      1-888-777-0102

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

INVESTMENT ADVISER
      Value Advisors LLC
      800 Newport Center Drive
      Suite 100
      Newport Beach, California 92660

CUSTODIAN
      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, Massachusetts 02109

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, New York  10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      EMD

                 The Emerging Markets
                 Income Fund Inc


                 Semi-Annual Report

                 FEBRUARY 27, 1998









----------------------------------------------------------
                      The Emerging Markets Income Fund Inc
                     -----------------------------------------------

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005


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